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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005


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                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)


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                                    Delaware
                 (State or other jurisdiction of incorporation)


                  000-24875                             13-4025857
            (Commission File No.)              (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)

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       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.

        On February 8, 2005, Bioenvision, Inc. issued a press release announcing the closing of its previously announced underwritten public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1.



Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        99.1   Press Release dated February 8, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BIOENVISION, INC.


Dated: February 8, 2005          By:               /s/ David P. Luci
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                                                     David P. Luci
                                        Chief Financial Officer, General Counsel
                                                and Corporate Secretary


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                                  EXHIBIT INDEX



99.1   Press Release dated February 8, 2005.


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